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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 5, 1998
               Date of report (Date of earliest event reported)

                                  ANALOGY, INC.
             (Exact name of registrant as specified in its charter)







          OREGON                         0-27752                93-0892014
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                          Identification No.)




                             9205 SW GEMINI DRIVE
                            BEAVERTON, OREGON  97008
            (Address of principal executive offices and zip code)

                                 503-626-9700
              (Registrant's telephone number including area code)



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ITEM 5.    OTHER EVENTS

On June 5, 1998 Analogy, Inc. (the "Company") issued a press release containing information about employment reductions and associated costs which will result in a restructuring charge in the quarter ending June 30, 1998. Additionally, the Company announced that it expects to report an operating loss for the quarter ending June 30, 1998. The press release is included herein as Exhibit 99.1




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1   Press Release

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 10, 1998


                                 ANALOGY, INC.


                                 By: /s/ TERRENCE A. RIXFORD
                                     --------------------------
                                     Terrence A. Rixford
                                     Vice President, Finance and Administration
                                     (Principal Financial Officer)

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